November 5, 2014 NASDAQ: CAC 1

Safe Harbor Statement The information presented may contain forward‐looking statements within  the meaning of the Private Securities Litigation Reform Act of 1995.  These  statements are based upon current beliefs and expectations and are subject  to significant risks and uncertainties some of which are beyond Camden  National Corporation’s control.  Actual results may differ materially from the  results discussed in these forward‐looking statements.  Certain factors that  could cause Camden National Corporation’s results to differ materially can be  found in the risk factors set forth in Camden National Corporation’s Annual  Report on Form 10‐K for the year ended December 31, 2013, as updated by  Camden National Corporation’s Quarterly Reports on Form 10‐Q and other  filings with the SEC.  Camden National Corporation does not have any  obligation to update forward‐looking statements. 2

Camden National Corporation Camden National Corporation is a Maine‐based  community bank focused on delivering long‐ term shareholder value through banking,  brokerage and wealth management services in  Maine, New Hampshire and select markets of  Northern New England. 3

Camden National Corporation Overview Corporate Snapshot • Headquartered in Camden, ME; Founded 1875 • Subsidiaries: • Camden National Bank ‐ $2.7 billion Assets • Acadia Trust ‐ $708 million AUM • 480 Employees • 44 Branch Locations Financial Overview Shareholder Profile • Shares Outstanding 7.4 million • Institutional /Mutual Funds 46%  • Insiders 2% / Other 52% • Tangible Book Value per Share $25.80 • Tangible Common Equity/Tangible Assets 7.11% • Stock Price/ Tangible Book Value 158% (CAC  stock closed at $40.71 on 10/30/14) Events • Opened commercial loan production office in  Manchester, New Hampshire (2014) • Named “Financial Institution of the Year” by  Finance Authority of Maine (last four years) • Sold 5 branches with $80 million of deposits and  $46 million of loans (2013) • Acquired 14 branches and $287 million of  deposits from Bank of America (2012)    Sept 30, Dec 31, Dec 31, (in 000's) 2014 2013 2012 Loans $1,726 $1,580 $1,564 Assets $2,742 $2,604 $2,565 Deposits $1,929 $1,814 $1,929 Equity $240 $231 $234 Return on Assets 0.93% 0.88% 0.98% Return on Tangible Equity 13.71% 14.55% 13.19% 4

Camden National Corporation Profile • Founded 1875 in Camden,  Maine • Largest publicly traded  community bank in Maine  and Northern New England • Second largest Maine  based bank • Fourth in the state for  deposit market share Source: SNL Financial 5

(in 000’s) 9/30/14 9/30/13 Loans (a) $1,726 $1,590 Investment Securities 804 803 Total Assets 2,742 2,597 Deposits (b) 1,929 1,973 Borrowings 541 347 Shareholders’ Equity 240 232 (a) Loan growth since 9/30/13 of $182.6 million, or 12%, after adjusting for $46.0 million of divested loans.  (b) Deposit growth since 9/30/13 of $35.6 million, or 2%, after adjusting for sold deposits of $80.4 million. Financial Highlights As of September 30, 2014 and 2013 6

9/30/14 9/30/13 Net Income (in millions) (a) $18.5 $18.4 Diluted Earnings per Share $2.46 $2.39 Return on Tangible Equity 13.71% 14.01% Return on Assets 0.93% 0.95% Efficiency Ratio 61.01% 61.81% Net Interest Margin 3.10% 3.21% (a) 2013 results include net income contribution of $424,000 from branches sold in  October 2013. Financial Highlights For nine months ended September 30, 2014 and 2013 7

Commercial  14% Commercial  Real Estate 36% Residential  Mortgages 33% Home Equity/  Consumer 17% Loan Mix 9/30/14 Total Loans: $1.73 billion Yield: 4.23% Loan Profile • $36 million legal lending limit • Largest relationship $28 million • Top industry exposures: • Nonresidential building operators of $168 million • Lodging of $163 million  $‐  $150  $300  $450  $600  $750  $900  $1,050 2008 2009 2010 2011 2012 2013 2014 M i l l i o n s Commercial Retail Change in Portfolio Mix 8

Portfolio Stats Market Value $783 Million  Average Yield 2.25% Duration 3.87 Years Premium $7.4 Million Premium as % of Portfolio 0.95% Investment Portfolio As of 9/30/14 Excludes FRB/FHLB stock of $20 million MBS 48% Agency  CMO 46% Municipals  5% Non‐Agency  1% Book Value ‐ $788 Million 9

Checking 31% Savings/Money  Market 27% CD's 20% Borrowings 22% Funding Mix Funding: $2.47 billion Total Funding Cost: 0.50% Deposit Cost: 0.28%  Funding  As of 9/30/14  $‐  $200  $400  $600  $800  $1,000  $1,200  $1,400  $1,600 2008 2009 2010 2011 2012 2013 2014 M i l l i o n s Core Deposits CDs & Borrowings Change in Funding Mix 10

Net Interest Margin 3.55% 3.58% 3.60% 3.54% 3.47% 3.64% 3.51% 3.53% 3.45% 3.37% 3.29% 3.19% 3.24% 3.22% 3.14% 3.10% 3.05% 3.10% 3.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Quarterly NIM  Estimated Changes In Net Interest Income Year 1    +400bp ‐6.0%    +200 bp ‐6.1%    ‐100 bp ‐0.4% Year 2    +400bp ‐10.6%    +200 bp ‐5.2%    ‐100 bp ‐3.4% 6.03% 5.42% 5.04% 4.65% 4.14% 3.73% 3.59% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2008 2009 2010 2011 2012 2013 2014Q2 2.69% 1.94% 1.47% 1.12% 0.81% 0.55% 0.51% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2008 2009 2010 2011 2012 2013 2014Q2 Cost of FundsAverage Asset Yield Proxy Peer – Average of 17 publicly traded commercial and savings banks in the Northeast (as of 6/30/14) National Peer – 227 Banks and Thrifts $1‐$5 billion‐excl. merger targets (as of 6/30/14) Source: SNL Financial Interest Rate Risk (Assumes flat balance sheet and no  change in asset/funding mix) 11

Why Camden National? • Earnings power and capital generation to fund growth • Successful record of acquired and organic growth • Disciplined risk management • Strategic repositioning for future shareholder value • Long‐term value and return to shareholders 12

Solid Earnings Performance to Fund Growth • Investment in branches, lenders, and  technology impact financial  performance in the short‐term • Driven to create consistent returns  for our shareholders • Efficient operations focused on  revenue generation Proxy Peer – Average of 17 publicly traded commercial and savings banks in the Northeast (as of 6/30/14) National Peer – 227 Banks and Thrifts $1‐$5 billion‐excl. merger targets (as of 6/30/14) Source: SNL Financial Highlights Return on Average Assets Return on Average Tangible Common Equity Efficiency Ratio (FTE) 12.71% 17.67% 16.40% 15.66% 13.15% 13.94% 13.50% 0.00% 5.00% 10.00% 15.00% 20.00% 2008 2009 2010 2011 2012 2013 2014Q2 0.67% 1.00% 1.09% 1.13% 0.98% 0.88% 0.91% ‐0.50% 0.00% 0.50% 1.00% 1.50% 2008 2009 2010 2011 2012 2013 2014Q2 52.44% 54.26% 55.74% 54.68% 57.45% 62.78% 62.07% 40.00% 50.00% 60.00% 70.00% 80.00% 2008 2009 2010 2011 2012 2013 2014Q2 13

Solid Track Record of Organic and Acquired Growth Asset Growth History Source: SNL Financial $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Total Assets (in millions) United Corp. $54 million KSB Bancorp $179 million Union Bankshares $565 million Bank of America 14 Branches $6 million loans $287 million deposits Branch Sale 5 Branches $46 million loans $80 million depositsOver 20 year period Organic growth      $1,146 million Acquired growth      1,140 million Total growth          $2,286 million Key Bank 4 Branches $54 million 14

Disciplined Risk Management Culture  • Strong capital growth to support  future growth • Credit quality consistent with  Northeast peer group • Stable asset quality through  economic downturn NPAs to Total Assets Net Charge Offs to Average Loans Total Risk Based CapitalHighlights 12.32% 13.49% 15.05% 15.95% 15.56% 16.45% 15.32% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2008 2009 2010 2011 2012 2013 2014Q2 0.71% 1.07% 1.05% 1.26% 1.11% 1.16% 1.05% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2008 2009 2010 2011 2012 2013 2014Q2 0.31% 0.37% 0.28% 0.26% 0.24% 0.22% 0.10% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2008 2009 2010 2011 2012 2013 2014Q2 Proxy Peer – Average of 17 publicly traded commercial and savings banks in the Northeast (as of 6/30/14) National Peer – 227 Banks and Thrifts $1‐$5 billion‐excl. merger targets (as of 6/30/14) Source: SNL Financial 15

Source: SNL Financial Strategic Repositioning Focus on Growth Markets Franklin County  Branch Divestiture ($80MM Deposits) I‐95 Corridor BofA Branch Acquisition ($287MM Deposits) Mid‐Coast Region  ($917MM Deposits) 16

• Branch Acquisitions • Acquisition of 14 branches from Bank of America resulted in $287  million in core deposits • Increased our market share in Maine and improved presence in  growth markets • Earn back of Tangible Book Value within four years • Branch Divestitures/Consolidation • Sold five branches in Franklin County in 2013 • $80 million of deposits and $46 million of loans at deposit premium  of 3.5% • 2014 EPS dilution of 3% will be mitigated by stock repurchases • Combined two Kennebunk branches during 2nd quarter 2013 Strategic Repositioning Preparing for the Future 17

• Talent Acquisition and Development • Hired 10 commercial bankers and mortgage originators • Improved credit administration • Internal management programs • New Markets – Manchester, New Hampshire • Experienced commercial real estate lender with 25 years • Loan production office based delivery platform • Technology Investments • Web, mobile, phone banking – Q2 • Outsource core processing – Jack Henry Outlink • Mortgage loan platform – Encompass 360 • AML/BSA system – Verafin Strategic Repositioning Preparing for the Future 18

Long Term Value Consistent Shareholder Returns • Earnings per share  compound annual  growth of 6.53% over a  15‐year period • Tangible book value  compound annual  growth of 7.62% over a  15‐year period $1.27 $1.69 $1.89 $2.11 $2.38 $2.53 $2.80 $2.93 $3.09 $2.00 $2.98 $3.23 $3.40 $3.05 $2.97 $3.28 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Earnings Per Share $8.57 $10.34 $11.81 $13.77$14.48 $15.65$16.40$15.40 $17.79 $15.62 $18.86 $20.91 $22.66 $23.68$23.98 $25.80 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Tangible Book Value 19

• Consistent quarterly  dividends and periodic  special dividends • Dividend yield  compared to National  Peer Long Term Value Dividend Commitment Dividend Yield 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y MRQ Current Nationwide Peer Group ( Banks and Thrifts $1-5B, excl. Merger Targets) Median Camden National Corporation $0.99 $1.00 $1.00 $1.50 $1.00 $1.08 $1.08 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2008 2009 2010 2011 2012 2013 2014 Dividends Per Share 20

• Compared to NASDAQ  Bank and S&P 500 Bank • Compared to Proxy Peer  Group Long Term Value Relative Total Return Performance (10‐Year) 55.4% (15.8%) (37.9%) (100.0%) (80.0%) (60.0%) (40.0%) (20.0%) 0.0% 20.0% 40.0% 60.0% 80.0% Nov-04 Nov-05 Nov-06 Nov-07 Nov-08 Nov-09 Nov-10 Nov-11 Nov-12 Nov-13 CAC NASDAQ Bank S&P 500 Bank 55.4% 42.2% (60.0%) (40.0%) (20.0%) 0.0% 20.0% 40.0% 60.0% 80.0% Nov-04 Nov-05 Nov-06 Nov-07 Nov-08 Nov-09 Nov-10 Nov-11 Nov-12 Nov-13 CAC CAC Proxy Peers 21

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Seasoned Management Team Age Years of Banking Experience Year joined Camden Greg Dufour, President and CEO 54 25+ 2001 Debbie Jordan, CPA, EVP and CFO 49 20+ 2008 Joanne Campbell, EVP Risk Management 52 30+ 1996 Peter Greene, EVP Operations and Technology 55 30+ 2008 Tim Nightingale, EVP Senior Loan Officer 57 30+ 2000 June Parent, EVP Retail Banking 51 25+ 1995 23

Market Demographics Current Southern Southern Footprint ME NH Market Segments & Growth Total Households 291,602       202,605       453,657          Projected Growth, 2014 to 2019 0.2% 1.9% 1.3% Mass Affluent Households 78,216         102,179       259,169          % of Total Households 26.8% 50.4% 57.1% Number of Businesses 41,767         32,627         65,959         Data Source:  Nielsen, Inc. 24

Deposit Market Share 62% 6% 16% 10% 8% 25% 7% 2% 6% 41% 7% Source:  SNL Financial FDIC Deposit Market Share data as of 6/30/14. (excludes credit unions) Maine 2014    Rank Institution  2014  Number of  Branches    2014 Total  Deposits in  Market ($000) 2014 Total  Market  Share (%) 1 Toronto‐Dominion Bank 50 3,169,533 13.3 2 KeyCorp (OH) 53 2,998,177 12.6  3 Bangor Bancorp MHC (ME) 59 2,115,508 8.9 4 Camden National Corp. (ME) 44 1,876,095 7.9  5 Bank of America Corp. (NC) 18 1,660,220 6.9 6 First Bancorp Inc. (ME) 16 1,033,887 4.3  7 Machias Bancorp MHC (ME) 17 908,062 3.8  8 People's United Financial Inc. (CT) 26 889,558 3.7  9 Bar Harbor Bankshares (ME) 16 837,692 3.5  10 Norway Bancorp MHC (ME) 23 810,448 3.4  All Others in State (23) 177 7,553,366 31.7 Total For Institutions In Market 499 23,852,546 100.00 25

Proxy Peer Group Arrow Financial Corporation ‐ NY Bar Harbor Bankshares ‐ME Berkshire Hills Bancorp, Inc. ‐MA Brookline Bancorp, Inc. ‐MA Century Bancorp, Inc. ‐MA Chemung Financial Corporation ‐ NY Enterprise Bancorp, Inc. ‐MA Financial Institutions, Inc. ‐ NY First Bancorp, Inc. – ME Independent Bank Corp. ‐MA Merchants Bancshares, Inc. ‐ VT NH Thrift Bancshares, Inc. ‐ NH Tompkins Financial Corporation ‐ NY TrustCo Bank Corp NY ‐ NY United Financial Bancorp, Inc. ‐MA Washington Trust Bancorp, Inc. ‐ RI Westfield Financial, Inc. – MA 26

Reconciliation of non-GAAP to GAAP Financial Measures

Camden National presents its efficiency ratio using non-GAAP information. The GAAP-based efficiency ratio is non-interest expense divided by net interest income plus non-interest income from the consolidated statements of income. The non-GAAP efficiency ratio excludes branch acquisition and divestiture costs from non-interest expense, excludes net gain on sale of securities from non-interest income, and adds the tax-equivalent adjustment (assumed 35.0% tax rate) to net interest income. The following table provides a reconciliation between the GAAP and non-GAAP efficiency ratio:

(In Thousands)	Nine Months Ended		Twelve Months Ended	
	September 30, 2014	September 30, 2013	December 31, 2013	December 31, 2012
Non-interest expense, as presented	$ 46,096	$ 47,347	$ 66,333	$ 59,031
Less: branch acquisition and divestiture costs	—	279	374	2,324
Less: goodwill impairment	—	—	2,830	—
Less: prepayment penalties on borrowings	—	—	—	2,030
Adjusted non-interest expense	$ 46,096	$ 47,068	$ 63,129	$ 54,677
Net interest income, as presented	$ 57,032	$ 57,125	$ 75,475	$ 73,745
Add: effect of tax-exempt income	836	618	808	988
Non-interest income, as presented	18,138	19,187	27,801	23,412
Less: gain on branch divestiture/branch facility	—	—	2,742	479
Less: net gain on sale of securities	451	785	785	2,498
Adjusted net interest income plus non-interest income	$ 75,555	$ 76,145	$ 100,557	$ 95,168
Non-GAAP efficiency ratio	61.01 %	61.81 %	62.78 %	57.45 %
GAAP efficiency ratio	61.32 %	62.04 %	64.23 %	60.76 %

The following table provides a reconciliation between tax-equivalent net interest income to GAAP net interest income using a 35.0% tax rate:

(In Thousands)	Nine Months Ended		Twelve Months Ended	
	September 30, 2014	September 30, 2013	December 31, 2013	December 31, 2012
Net interest income, as presented	$ 57,032	$ 57,125	$ 75,475	$ 73,745
Add: effect of tax-exempt income	836	618	808	988
Net interest income, tax equivalent	$ 57,868	$ 57,743	$ 76,283	$ 74,733

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Reconciliation of non-GAAP to GAAP Financial Measures

Return on average tangible equity is the ratio of (i) net income, adjusted for tax-effected amortization of intangible assets to (ii) average equity, adjusted for goodwill and other intangible assets. The following table reconciles the return on average tangible equity to GAAP return on average equity:

(In Thousands)	Nine Months Ended		Twelve Months Ended	
	September 30, 2014	September 30, 2013	December 31, 2013	December 31, 2012
Net income, as presented	$ 18,482	$ 18,359	$ 22,783	$ 23,428
Add: tax-effected goodwill impairment	—	—	2,830	—
Add: tax-effected amortization of intangible assets	560	561	747	427
Net income, adjusted	$ 19,042	$ 18,920	$ 26,360	$ 23,855
Average equity	$ 234,574	$ 233,398	$ 233,888	$ 227,129
Less: average goodwill and other intangible assets	48,879	52,861	52,708	46,253
Average tangible equity	$ 185,695	$ 180,537	$ 181,180	$ 180,876
Return on average tangible equity	13.71 %	14.01 %	14.55 %	13.19 %
Return on average equity	10.53 %	10.52 %	9.74 %	10.31 %

The following table provides a reconciliation between tangible book value per share and GAAP book value per share:

(In Thousands, Except Number of Shares and Per Share Data)	September 30, 2014	September 30, 2013	December 31, 2013	December 31, 2012
Shareholders' equity, as presented	$ 239,912	$ 232,282	$ 231,096	$ 233,815
Less: goodwill and other intangible assets	48,458	52,436	49,319	53,299
Tangible equity	$ 191,454	$ 179,846	$ 181,777	$ 180,516
Shares outstanding at period end	7,421,595	7,646,664	7,579,913	7,622,750
Tangible book value per share	$ 25.80	$ 23.52	$ 23.98	$ 23.68
Book value per share	$ 32.33	$ 30.38	$ 30.49	$ 30.67

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Reconciliation of non-GAAP to GAAP Financial Measures

The following table provides a reconciliation between tangible equity to tangible assets and GAAP equity to assets:

(In Thousands)	September 30, 2014	September 30, 2013	December 31, 2013	December 31, 2012
Shareholders' equity, as presented	$ 239,912	$ 232,282	$ 231,096	$ 233,815
Less: goodwill and other intangibles	48,458	52,436	49,319	53,299
Tangible equity	$ 191,454	$ 179,846	$ 181,777	$ 180,516
Total assets	$ 2,741,989	$ 2,597,255	$ 2,603,829	$ 2,564,757
Less: goodwill and other intangibles	48,458	52,436	49,319	53,299
Tangible assets	$ 2,693,531	$ 2,544,819	$ 2,554,510	$ 2,511,458
Tangible equity to tangible assets	7.11 %	7.07 %	7.12 %	7.19 %
Equity to assets	8.75 %	8.94 %	8.88 %	9.12 %

In the fourth quarter of 2013, the Company divested its five Franklin County branches and, as a result, these branches are not included within the Company's financial results for the nine months ended September 30, 2014. The following table reconciles the Company's nine months ended September 30, 2013 GAAP (as reported) operating results to the Company's normalized nine months ended September 30, 2013 operating results (excluding the divested branches operating results). The Company utilizes such analysis when comparing its nine months ended September 30, 2014 operating results to the same period in 2013 as it believes it provides a more meaningful representation of current year performance.

(In Thousands)	For The Nine Months Ended September 30, 2013		
	GAAP, as reported	Franklin County Operating Results	Normalized Operating Results, as adjusted
Net interest income	$ 57,125	$ 1,273	$ 55,852
Provision for credit losses	2,034	47	1,987
Non-interest income	19,187	552	18,635
Non-interest expense	47,347	1,125	46,222
Income before income taxes	26,931	653	26,278
Income taxes	8,572	229	8,343
Net income	$ 18,359	$ 424	$ 17,935
Diluted EPS	$ 2.39	$ 0.06	$ 2.33

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